UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 3.03 Material Modification to Rights of Security Holders

Reopening of Share Redemption Program

Previously, the Board of Directors (the "Board") of Hartman Short Term Income Properties XX, Inc. (the "Company") established a share redemption program (the "Redemption Plan"), which permitted stockholders to sell their shares back to the Company, subject to certain significant conditions and limitations. On May 31, 2018, the Board voted to suspend the Redemption Plan. On July 28, 2020, the Board reopened the Redemption Plan for the death and disability or financial hardship of a shareholder. On October 1, 2020, the Board approved by unanimous written consent to further reopen the Redemption Plan, subject to certain significant conditions and limitations for additional shareholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2020, the Board voted to establish a new compensation plan for independent directors of the Board, effective July 1, 2020, via unanimous written consent in lieu of a special meeting. The plan set new compensation arrangements for the independent directors based on meeting and committee attendance and included a one-time award of $100,000 in stock to the retired directors that participated in the mergers of Hartman Income REIT, Inc., and Hartman Short Term Income Properties XIX, Inc. with and into the Company.

Item 7.01 Regulation FD Disclosure.

On October 1, 2020 the Company distributed a press release announcing the reopening of its redemption plan for all investors wishing to redeem their shares in the fourth quarter, 2020, and beyond. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events

On October 1, 2020, the Board approved by unanimous written consent to pay a distribution of $0.05833 per common share to common shareholders as of August 31, 2020 and September 30, 2020, such payments to be issued on or about September 20, 2020 and October 20, 2020, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release - Hartman Short Term Income Properties XX, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.

Date: October 9, 2020	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer